UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 29, 2026

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Commitment and Consent Letter
On September 29, 2026, JELD-WEN Holding, Inc. (the “Company”) entered into a commitment and consent letter (the “Commitment Letter”) with certain unaffiliated holders of the Company’s and certain of its subsidiaries’ outstanding indebtedness (collectively, the “Commitment Parties”) collectively beneficially owning (i) approximately 94.5% of the outstanding aggregate principal amount of 4.875% Senior Notes due 2027 (the “Existing 2027 Notes”) issued by JELD-WEN, Inc. (the “Issuer”) pursuant to that certain Indenture, dated as of December 14, 2017 (as amended, supplemented or otherwise modified from time to time, the “Existing 2027 Notes Indenture”), by and among the Issuer, the Company, as guarantor, the subsidiary guarantors party thereto from time to time, and Wilmington Trust, National Association, as trustee, and (ii) approximately 72.2% of the outstanding aggregate principal amount of the Replacement 2023 Term B Loans (the “Existing 2028 Term Loans”) incurred by the Issuer under that certain Amended Term Loan Credit Agreement, dated as of October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), by and among, inter alios, the Issuer, as borrower, the Company, Bank of America, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto, pursuant to which, among other things and subject to the terms and conditions set forth therein, the parties have agreed to consummate the following transactions (collectively, the “Transactions”):
•the commencement by the Issuer of (i) an offer (the “Notes Exchange Offer”) to all eligible holders of Existing 2027 Notes (the “Existing Noteholders”) to exchange any and all of their Existing 2027 Notes for new first lien secured notes due 2031 (the “New First Lien Notes”) to be issued under a new first lien notes indenture (the “New First Lien Notes Indenture”) at an exchange price (expressed as a percentage of the face amount of such Existing 2027 Notes) equal to (A) in the case of an Existing Noteholder that (x) has provided a Backstop Commitment (as defined herein) or (y) participates in the New Money Notes Offer (as defined herein), 100.00% (i.e., par), or (B) in the case of any other Existing Noteholder, 93.00%, and (ii) a consent solicitation (the “Notes Consent Solicitation”) from Existing Noteholders to adopt certain proposed amendments to the Existing 2027 Notes Indenture that would, among other things, (A) eliminate substantially all of the restrictive covenants and certain of the default provisions, (B) modify covenants regarding mergers and consolidations, (C) modify or eliminate certain other provisions set forth therein, including certain provisions relating to defeasance and future guarantors;

•the commencement by the Company or the Issuer of (i) an offer (the “Term Loan Exchange Offer”) to each lender holding Existing 2028 Term Loans (the “Existing Lenders”) to either (A) exchange all of its Existing 2028 Term Loans at par for New First Lien Notes, or (B) have its Existing 2028 Term Loans repaid, repurchased or otherwise discharged at a price of 86.00% (the “2028 Cash Out”); and (ii) a solicitation of consents (the “Term Loan Consent Solicitation”) from each Existing Lender to an amendment to the Existing Credit Agreement that would, among other things, (A) permit the Transactions, (B) eliminate substantially all of the restrictive covenants and certain events of default contained in the Existing Credit Agreement and (C) provide for the subordination (in right of payment and lien priority) of the Existing 2028 Term Loans to the New First Lien Notes;

•the offering by (i) the Issuer to each Existing Noteholder that (x) is not a Commitment Party and (y) participates in the Notes Exchange Offer, the opportunity to purchase its respective ratable portion of New First Lien Notes at a purchase price of 100.00% of principal amount of New First Lien Notes purchased (the “New Money Notes” and such offer, the “New Money Notes Offer”), to be issued under the New First Lien Notes Indenture, and (ii) the Company or the Issuer to each Existing Lender that is not a Commitment Party that participates in the Term Loan Consent Solicitation, the opportunity to purchase New Money Notes; and

•the entry into certain related intercreditor agreements and loan and security documents related to the foregoing transactions and the payment of certain fees, premiums, costs and expenses incurred or payable in connection with the foregoing transactions.
The Company may also offer new floating-rate first lien term loans, on otherwise substantially similar terms to the New First Lien Notes, to Existing Lenders that cannot hold New First Lien Notes.
In connection with the Transactions, pursuant to the Commitment Letter:
•the Commitment Parties have agreed to (i) consent in the Notes Consent Solicitation and exchange all of their respective Existing 2027 Notes in the Notes Exchange Offer, and (ii) consent in the Term Loan Consent Solicitation and exchange all of their respective Existing 2028 Term Loans in the Term Loan Exchange Offer, or have their Existing 2028 Term Loans repaid, repurchased or otherwise discharged in the 2028 Cash Out; and

•certain of the Commitment Parties that are Existing Noteholders have agreed to purchase up to $410.2 million of New First Lien Notes at par, to the extent such amount is not funded by the Existing Noteholders in the New Money Notes Offer,

including as a result of failures to fund by any Existing Noteholder who fails to deliver all or a portion of the purchase price related to the New Money Notes Offer (the “Backstop Commitment”), subject to the consummation of the Notes Exchange Offer and Notes Consent Solicitation and satisfaction of certain other conditions.

The Commitment Letter contains certain covenants on the part of each of the parties thereto, including covenants that the Commitment Parties and the Company use commercially reasonable efforts to support and cooperate with one another in consummating the Transactions. The Company has agreed to certain exclusivity covenants restricting it from soliciting, negotiating or entering into alternative debt or equity financing arrangements in lieu of the Transactions during the term of the Commitment Letter, subject to certain exceptions.
The closing of the Transactions is subject to, and conditioned upon, the satisfaction (or waiver) of certain conditions precedent as set forth therein, including, among other things, the execution and delivery of definitive documentation for the New First Lien Notes and the effectiveness of the amendments to the Existing 2027 Notes Indenture and the Existing Credit Agreement.
The Commitment Letter will terminate upon the date falling 60 days from the signing date of the Commitment Letter (unless extended in accordance with its terms), unless the Transactions have been consummated by that date. The Commitment Letter may also be terminated by the parties thereto following certain other customary termination events.
The New First Lien Notes will mature five years after the closing date of the Transactions and bear interest, at the election of the Issuer, at either (x) 10.50% per annum payable semi-annually in cash or (y) 11.50% per annum payable semi-annually, of which up to 2.50% per annum may be paid in the form of an increase to the aggregate principal amount of the New First Lien Notes, with the remainder payable in cash.
The New First Lien Notes will contain certain covenants that, among other things, limit the Company’s ability to incur or guarantee additional indebtedness or issue preferred stock, pay distributions on, redeem or repurchase capital stock or redeem or repurchase certain debt, incur or suffer to exist certain liens, make certain investments, engage in certain transactions with affiliates, consummate certain dispositions, effect certain fundamental changes and introduce certain yield protection provisions, including premiums payable in connection with certain prepayments, repayments or redemptions of the applicable debt prior to the maturity.
The New First Lien Notes will be secured by perfected first-priority security interests in substantially all assets and property of the Issuer and each guarantor that guarantees the Existing 2027 Notes and Existing 2028 Term Loans in addition to certain other subsidiaries of the Company (in each case, subject to customary exclusions and the terms of any applicable intercreditor agreements); provided, however, that the definition of “Excluded Assets” in the New First Lien Notes Indenture will provide for, among other things, the pledge of additional real property and foreign collateral in material jurisdictions. Any remaining Existing 2028 Term Loans not exchanged or discharged, as applicable, in the Transactions will be subordinated in lien and payment priority to the New First Lien Notes and any remaining Existing 2027 Notes not exchanged in the Transactions will be effectively junior in terms of lien priority to the New First Lien Notes.
$135 million of the proceeds from the New Money Notes will be used to pay fees, premiums, costs and expenses in connection with the Transactions and for general corporate purposes and the balance of up to $275.2 will be used to fund the discounted repayment of Existing 2028 Term Loans pursuant to the 2028 Cash Out.
The foregoing description of the Transactions is not complete and is qualified in its entirety by reference to the full text of the definitive documentation to govern the Company’s indebtedness, including the New First Lien Notes Indenture, which will be filed as an exhibit to a future periodic or current report of the Company.
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The representations, warranties and covenants of each party set forth in the aforementioned agreements have been made only for purposes of, and were and are solely for the benefit of the parties to, such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of any of the aforementioned agreements or such other date as is specified therein. Moreover, information concerning the subject matter of the representations and warranties may change after the date of any of the aforementioned agreements, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the aforementioned agreements have been included with this filing only to provide investors with information regarding the terms of these agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses.

Item 7.01 Regulation FD Disclosure.
Transactions
A copy of the press release announcing the Transactions is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cleansing Materials

In connection with the Transactions, the Company executed certain confidentiality agreements (the “Confidentiality Agreements”) with certain unaffiliated holders of the Company’s outstanding indebtedness to facilitate confidential discussions and negotiations concerning a potential transaction. Pursuant to the Confidentiality Agreements, the Company provided such parties and their legal and financial advisors with certain confidential information and agreed that if certain conditions were met, the Company would publicly disclose certain confidential information (the “Cleansing Materials”). As described above in Item 1.01, the Company and certain of its subsidiaries have entered into the Commitment Letter with certain holders of its outstanding indebtedness and, as a result of the foregoing, the Cleansing Materials included as Exhibit 99.2 hereto are being furnished in satisfaction of the Company’s public disclosure obligations under the Confidentiality Agreements.

CAUTIONARY NOTE REGARDING PROJECTIONS

The financial projections, prospective financial information and forecasts (collectively, the “Projections”) included in the Cleansing Materials were not prepared with a view towards public disclosure or compliance with guidance or rules of the U.S. Securities and Exchange Commission (the “SEC”), the guidelines established by the Public Company Accounting Oversight Board or U.S. generally accepted accounting principles (“GAAP”) or any other applicable accounting principles. The Projections were prepared for the internal use of the Company and were provided pursuant to the Confidentiality Agreements for the limited purpose of providing information in connection with the Company’s discussions about a potential transaction.

The Projections have been prepared by, and are the responsibility of, the Company’s management. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, examined, compiled, or performed any procedures with respect to the Projections and, accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Projections.

The inclusion of the Projections should not be regarded as an indication that the Company or any other person considered, or now consider, the Projections to be a reliable prediction of future events, and does not constitute an admission or representation by any person that the expectations, beliefs, opinions, and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on the Projections.

The estimates and assumptions underlying the Projections are subject to significant economic and competitive uncertainties and contingencies, which are difficult or impossible to predict accurately and many of which are beyond the control of the Company and may not prove to be accurate. The Projections also do not reflect future changes in general business or economic conditions, or any other transaction or event that may occur and that was not anticipated at the time this information was prepared. The Projections are not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Projections will be achieved. The Projections are forward-looking in nature. Further, the Projections relate to multiple future years and such information by its nature becomes less predictive with each succeeding day. Accordingly, the Company cannot provide any assurance that the Projections will be realized; actual future financial results will vary from such forward-looking information and may vary materially. The Company does not provide a forward-looking reconciliation of certain forward-looking non-GAAP measures as the amount and significance of special items required to develop meaningful comparable GAAP financial measures cannot be estimated at this time without unreasonable efforts. These special items could be meaningful. The foregoing considerations should be taken into account in reviewing the Cleansing Materials, which were prepared as of an earlier date. See also “Forward-Looking Statements.”

The information furnished in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by JELD-WEN Holding, Inc. dated September 29, 2026, announcing the Transactions.

99.2	Cleansing Materials.

104	Cover Page Interactive Data file (formatted as Inline XBRL).

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States.

FORWARD-LOOKING STATEMENTS
Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally identified by our use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements about the consummation of the Transactions and the expected benefits therefrom, the Projections, our business strategies and ability to execute on our plans, market potential, future financial performance and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Such factors include, but are not limited to, the Company’s ability to consummate the Transactions; the Company’s ability to execute and realize the expected benefits of the Transactions; the impact of the Transactions on the market price of the Company’s securities; litigation, including the outcome of any legal proceedings that may be instituted against the Company or others relating to the Transactions; diversion of management’s attention away from the Company’s business on account of the Transactions; the Company’s ability to raise additional capital in the future; the risk that an insufficient number of eligible participants participate in the Transactions; the Company’s ability to obtain the support and consent of the lenders under its asset-based revolving credit facility to participate in the Transactions; if the Transactions are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to the Company on acceptable terms, or at all, which in turn may impact the Company’s ability to continue as a going concern; the adverse impact of failing to consummate the Transactions or otherwise deleveraging on the Company’s financial condition, business prospects and the market price of the Company’s securities; and the factors disclosed in the Company’s SEC filings from time to time, including, without limitation, those factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Reports on Form 10-Q filed in 2026.
The forward-looking statements are made as of the date hereof, and the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2026		JELD-WEN HOLDING, INC.

	By:	/s/ Samantha L. Stoddard
Samantha L. Stoddard
Executive Vice President and Chief Financial Officer